Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.7784%


        Excess Protection Level
          3 Month Average   5.55%
          October, 1998   5.87%
          September, 1998   4.41%
          August, 1998   6.36%


        Cash Yield                                  18.98%


        Investor Charge Offs                         4.98%


        Base Rate                                    8.13%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $3,431,640,609.22